     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-21634

                                                                                   Access One Trust
                                                                                   (Exact name of registrant as specified in charter)

                7501 Wisconsin Avenue, Suite 1000                                           Bethesda, MD                                                             20814
                                             (Address of principal executive offices)                                                                                        (Zip code)

                                             BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
                                                                  (Name and address of agent for service)

Registrant’s telephone number, including area code:                        (240) 497-6400

Date of fiscal year end:                              December 31

Date of reporting period:                           December 31, 2006

Item 1. Reports to Stockholders.

Access One Trust Access VP High Yield Fund

Annual Report
December 31, 2006

Table of Contents

i	Message from the Chairman

ii	Management Discussion of Fund Performance Allocation of Portfolio Holdings & Composition

1	Schedule of Portfolio Investments

2	Statement of Assets and Liabilities

3	Statement of Operations

4	Statements of Changes in Net Assets

5	Financial Highlights

6	Notes to Financial Statements

12	Report of Independent Registered Public Accounting Firm

13	Board Approval of Investment Advisory Agreements

14	Expense Examples

15	Other Information

16	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Access VP High Yield Fund for the 12 months ended December 31, 2006.

A Strong Year for High Yield
High-yield bonds shone in 2006, driven by huge amounts of liquidity at leveraged companies and a record number of new issues.

As measured by the Bear Stearns High Yield Composite Index, a widely used measure of high-yield market performance, the high-yield sector earned 11.6% for the year, only slightly underperforming U.S. stocks.

In comparison, corporate and government bonds had a much more modest year. Returns for the five and 10-year U.S. Treasury Notes were 2.6% and 1.7%, respectively.

2006 a Record Year for New Issues
The U.S. economy remained very supportive of high-yield investments. Corporate earnings were strong and margins remained high, which helped sustain generous levels of free cash flow for many leveraged issuers. As a result, defaults at year end were at their lowest rate since 1997, according to JP Morgan, and this further strengthened the high-yield market.

Also helping the market was the Fed’s midsummer decision to stop raising the federal funds rate, which fueled more mergers and buyouts, many of which were financed with high-yield debt. With so many new issues on the market, yields needed to be generous to attract investors.

As always, we deeply appreciate your investment in the Access VP High Yield Fund, as well as the confidence you have placed in us.

Sincerely,

Michael L. Sapir
Chairman

Investing in a high-yield fund involves certain risks including high yield, credit default swap, interest rate, credit, liquidity, aggressive investment technique, counterparty, foreign investment, issuer, management, market, non-diversification, repurchase agreement, turnover, valuation and lack of operation history risks. Please see the prospectus for a more complete description of these risks.

i

Access VP High Yield Fund

The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the fund does not seek to match the daily returns of a specific benchmark.

For the year ended December 31, 2006, the total return on the Fund’s shares was 9.6% (net of fund expenses). During the same period, the Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 11.6% (the Index does not charge expenses and is not available for investment).

In 2006, better than expected corporate earnings and continued growth of the U.S. economy helped the performance of the High Yield sector, despite continued interest rate hikes by the Federal Reserve Board. High yield returns generally compared favorably with the returns for less risky, lower yielding U.S. Treasury debt. For 2006, the total return for the five year U.S. Treasury Note was 2.6%, while the 10-year U.S. Treasury Note returned 1.7%. However, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 15.8% during the period.

The Access VP High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access VP High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDSs) but also may invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments, interest rate swap agreements and futures contracts.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Access VP High Yield Fund from May 2, 2005 (inception date) to December 31, 2006, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/2/05)

Access VP High Yield Fund	9.57%	9.91%

Bear Stearns High Yield Composite Index	11.63%	9.65%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll free 1-888-776-5717.

Access VP High Yield Fund is subject to the following risks: high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, turnover risk, valuation risk and lack of operation history risk. In addition, this Fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

ii

ACCESS ONE TRUST
Access VP High Yield Fund
Allocation of Portfolio Holdings & Composition (unaudited)
December 31, 2006

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

High Yield Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100.8%

Total Exposure	100.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

Industry Exposure
% of Market Exposure

Consumer Cyclical	23%
Communications	15%
Consumer Non-Cyclical	13%
Industrial	13%
Basic Materials	12%
Energy	8%
Utilities	7%
Technology	5%
Financial	4%

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access VP High Yield Fund	December 31, 2006

U.S. Government Agency Obligations (57.9%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$4,592,000	$4,591,413
Federal Farm Credit Bank, 4.60%, 1/2/07+	4,592,000	4,591,413
Federal Home Loan Bank, 4.60%, 1/2/07+	4,592,000	4,591,413
Federal National Mortgage Association, 4.60%, 1/2/07+	4,592,000	4,591,413

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,365,652)		18,365,652

U.S. Treasury Obligations (27.7%)
U.S Treasury Notes, 4.50%, 11/30/11	8,870,000	8,792,388

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,891,496)		8,792,388

Repurchase Agreements (14.4%)
UBS, 5.01%, 1/2/07, dated 12/29/06+, with a repurchase price of $4,589,553 (Collateralized by $4,662,000 of various U.S. Government Agency Obligations, 3.00%–5.875%, 8/15/07–3/21/11, market value $4,680,630)	4,587,000	4,587,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,587,000)		4,587,000

TOTAL INVESTMENT SECURITIES
(Cost $31,844,148)—100.0%		31,745,040
Net other assets (liabilities)—NM		6,563

NET ASSETS—100.0%		$31,751,603

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 5-year U.S. Treasury Note (4.50% due 11/30/11) expiring 11/30/11	$15,294,988	$(188,370)

Credit Default Swap Agreements
Underlying Instrument	Notional Amount	Buy/Sell Protection	Fixed Rate	Expiration Date	Unrealized Gain (Loss)

Dow Jones CDX North American High Yield Swap; Series 7	$10,200,000	Sell	3.25%	12/20/2011	$263,928
Dow Jones CDX North American High Yield Swap; Series 7	6,900,000	Sell	3.25%	12/20/2011	178,540
Dow Jones CDX North American High Yield Swap; Series 7	14,100,000	Sell	3.25%	12/20/2011	364,842

					$807,310

See accompanying notes to the financial statements.

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ACCESS ONE TRUST
Access VP High Yield Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $27,257,148)	$27,158,040
Repurchase agreements, at cost	4,587,000

Total Investment Securities	31,745,040
Cash	1,065
Segregated cash balances with custodian for swap agreements	1,316
Interest receivable	36,943
Receivable for investments sold	495,742
Receivable for credit default swap agreements sold	51,790
Unrealized gain on credit default swap agreements (premiums paid $79,375)	807,310
Prepaid expenses	171

Total Assets	33,139,377

Liabilities:
Payable for capital shares redeemed	1,133,729
Unrealized loss on total return swap agreements	188,370
Advisory fees payable	8,322
Management services fees payable	1,110
Administration fees payable	995
Administrative services fees payable	10,432
Distribution fees payable	7,476
Trustee fees payable	5
Transfer agency fees payable	866
Fund accounting fees payable	1,252
Compliance services fees payable	564
Other accrued expenses	34,653

Total Liabilities	1,387,774

Net Assets	$31,751,603

Net Assets consist of:
Capital	$31,021,891
Accumulated net investment income (loss)	11,110
Accumulated net realized gains (losses) on investments	278,145
Net unrealized appreciation (depreciation) on investments	440,457

Net Assets	$31,751,603

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,026,138

Net Asset Value (offering and redemption price per share)	$30.94

See accompanying notes to the financial statements.

2

ACCESS ONE TRUST
Access VP High Yield Fund

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,323,938

Expenses:
Advisory fees	209,851
Management services fees	41,970
Administration fees	13,393
Transfer agency fees	8,439
Legal fees	34,855
Administrative services fees	114,511
Distribution fees	69,950
Custody fees	15,921
Fund accounting fees	11,990
Trustee fees	1,603
Compliance services fees	304
Other fees	37,495

Total Gross Expenses before reductions	560,282
Less Expenses reduced by the Advisor	(65,379)

Total Net Expenses	494,903

Net Investment Income (Loss)	829,035

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(188,198)
Net realized gains (losses) on swap agreements	2,069,296
Change in net unrealized appreciation/depreciation on investments	86,018

Net Realized and Unrealized Gains (Losses) on Investments	1,967,116

Change in Net Assets Resulting from Operations	$2,796,151

See accompanying notes to the financial statements.

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ACCESS ONE TRUST
Access VP High Yield Fund

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the period May 2, 2005(a) through December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$829,035	$244,343
Net realized gains (losses) on investments	1,881,098	(154,505)
Change in net unrealized appreciation/depreciation on investments	86,018	354,439

Change in net assets resulting from operations	2,796,151	444,277

Distributions to Shareholders From:
Net investment income	(829,035)	(244,343)
In excess of net investment income	(900,788)	(536,550)

Change in net assets resulting from distributions	(1,729,823)	(780,893)

Capital Transactions:
Proceeds from shares issued	91,406,848	123,298,756
Dividends reinvested	1,729,823	780,893
Value of shares redeemed	(97,454,078)	(88,740,351)

Change in net assets resulting from capital transactions	(4,317,407)	35,339,298

Change in net assets	(3,251,079)	35,002,682
Net Assets:
Beginning of period	35,002,682	—

End of period	$31,751,603	$35,002,682

Accumulated net investment income (loss)	$11,110	$(34,853)

Share Transactions:
Issued	3,027,338	3,980,093
Reinvested	56,784	25,279
Redeemed	(3,189,248)	(2,874,108)

Change in shares	(105,126)	1,131,264

(a) Commencement of operations
See accompanying notes to the financial statements.

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ACCESS ONE TRUST
Access VP High Yield Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the period May 2, 2005(a) through December 31, 2005

Net Asset Value, Beginning of Period	$30.94	$30.00

Investment Activities:
Net investment income (loss)(b)	0.91	0.36
Net realized and unrealized gains (losses) on investments	1.87	1.67

Total income (loss) from investment activities	2.78	2.03

Distributions to Shareholders From:
Net investment income	(1.33)	(0.34)
In excess of net investment income	(1.45)	(0.75)

Total distributions	(2.78)	(1.09)

Net Asset Value, End of Period	$30.94	$30.94

Total Return	9.57%	6.82	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%	2.13%
Net expenses(d)	1.77%	1.98%
Net investment income (loss)(d)	2.96%	1.74%
Supplemental Data:
Net assets, end of period (000’s)	$31,752	$35,003
Portfolio turnover rate(e)	1,441%	1,534	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

5

ACCESS ONE TRUST

Notes to Financial Statements
December 31, 2006

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust organized on July 29, 2004 and is registered as an openend management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is a non-diversified series of the Trust pursuant to the 1940 Act.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation
 Security prices are generally provided by a third party pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements
 Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the Fund will be monitored by the Advisor.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

ACCESS ONE TRUST

Notes to Financial Statements (continued)
December 31, 2006

Short Sales

The Fund may engage in short sales. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the year there were no short sale transactions.

When-Issued and Delayed-Delivery Securities
The Fund may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of December 31, 2006, the Fund did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options
 The Fund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. As of December 31, 2006, the Fund did not hold any future contracts.

Swap Agreements
 The Fund may enter into swap agreements for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Credit default swaps (“CDSs”) are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted debt obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

ACCESS ONE TRUST

Notes to Financial Statements (continued)
December 31, 2006

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

In a “long” total return swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount. Total return swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund’s custodian. Until a total return swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of the Fund.

Investment Transactions and Related Income
During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations
 In addition to the one active Fund included in this report, the Advisor serves as the investment advisor for the two active Funds in the Access One Trust not included in this report and each of the 102 active ProFunds in the ProFunds Trust. Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis. Expenses which are attributable to the Funds of the Access One and ProFunds Trusts are allocated across the Access One and ProFunds Trusts based upon relative net assets or another reasonable basis.

Distributions to Shareholders
 The Fund intends to declare and distribute net investment income at least quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

ACCESS ONE TRUST

Notes to Financial Statements (continued)
December 31, 2006

Federal Income Taxes
The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

New Accounting Standards
 In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of the Fund.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on ProFunds and Access One Trusts’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the Funds’ Compliance Service Program. ProFunds Distributors Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the Fund, BISYS receives an annual fee based on the ProFunds and Access One Trusts’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or the Distributor, may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. During the year ended December 31, 2006 the Advisor, as an Authorized Firm, was reimbursed $1,277 (unaudited) for expenses incurred under the plan in aggregate relating to the Trust.

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Notes to Financial Statements (continued)
December 31, 2006

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trusts. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with ProFunds and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the Fund, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of its average daily net assets) as reflected on the Statement of Operations as “Administrative services fees.”

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of the Fund.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of the Fund.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. As of December 31, 2006, the repayments that may potentially be made by the Fund are as follows:

		Expires 12/31/08	Expires 12/31/09

	Access VP High Yield Fund	$21,340	$56,933

During the year ended December 31, 2006, the Advisor voluntarily waived additional fees in the amount of $8,446 for the Fund in order to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

4.
Securities Transactions
The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

		Purchases	Sales

	Access VP High Yield Fund	$131,421,311	$135,601,851

5.	Federal Income Tax Information The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

Access VP High Yield Fund	$1,729,823	$–	$1,729,823

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Notes to Financial Statements (continued)
December 31, 2006

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

Access VP High Yield Fund	$780,893	$–	$780,893

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)

Access VP High Yield Fund	$1,017,346	$–	$–	$–	$(287,634)	$729,712

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access VP High Yield Fund	$31,844,304	$–	$(99,264)	$(99,264)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Access VP High Yield Fund (the “Fund”) at December 31, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and financial highlights of the Fund for the period ended December 31, 2005 were audited by other auditors whose report dated February 17, 2006 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

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Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual feer ates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution,including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring the Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to the Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Fund, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet its stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to the Fund, the Advisor’s success in achieving the investment objectives of the Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of the Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Fund and the services required to support it.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Fund on its own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Fund, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to the Fund.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

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Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

Actual Expense
Access VP High Yield Fund	$1,000.00	$1,076.70	$8.53	1.63%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

Hypothetical Expense
Access VP High Yield Fund	$1,000.00	$1,016.99	$8.29	1.63%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

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Other Information (unaudited)

On March 14, 2006, the Board of Trustees of Access One Trust (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain Ernst & Young LLP (“E&Y”) and approved a change of the Trust’s independent auditor to PricewaterhouseCoopers LLP (“PwC”) for the Access VP High Yield Fund (the “Fund”) of the Trust. For the fiscal year ended December 31, 2005, E&Y served as the Trust’s independent auditor with respect to the Fund. During the Fund’s fiscal year ended December 31, 2005, E&Y’s audit report concerning the Fund contained no adverse opinion or disclaimer of opinion; nor was its report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit for the fiscal year ended December 31, 2005 and through March 14, 2006, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

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Trustees and Officers
(unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorship
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s)	Term of Office and	Principal Occupation(s)
and Birth Date	Held with Trust	Length of Time Served	During Past 5 Years

Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (May 1997 to present).

Steven G. Cravath 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/59	Chief Legal Officer and Secretary	Indefinite; June 2006 to present	General Counsel of the Advisor (June 2006 to present); Partner, Morrison & Foerster (1992 to June 2006).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

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Trustees and Officers (continued)
(unaudited)

Name, Address,	Position(s)	Term of Office and	Principal Occupation(s)
and Birth Date	Held with Trust	Length of Time Served	During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 2/61	Assistant Secretary	Indefinite; December 2006 to present	Counsel, BISYS Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005); Senior Tax Consultant, PricewaterhouseCoopers (June 1998 to September 2001).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; December 2004 to present	BISYS Fund Services, Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	BISYS Fund Services, Vice President of Fund Administration (September 1998 to present).

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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Access Funds

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISTRIBUTORS, INC.

Access Funds are distributed by ProFunds Distributors, Inc.

12/06

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2005 $74,360
2006 $11,000

The fees for 2005 relate to the audit of the registrant’s annual financial statements paid to Ernst & Young LLP. The fees for 2006 relate to the audit of the registrant’s annual financial statements paid to PricewaterhouseCoopers LLP for only the Fund included in this report under Item 1.

(b)	2005 $7,500
2006 $3,574

The fees for 2005 relate to the review of the semi-annual report to shareholders paid to Ernst & Young LLP. The fees for 2006 relate to the review of the semi-annual report to the shareholders and the review of post-effective registration statements paid to PricewaterhouseCoopers LLP.

(c)	2005 $16,772
2006 $4,000

The fees for 2005 relate to the preparation of the registrant’s tax returns paid to Ernst & Young LLP. The fees for 2006 relate to the preparation of the registrant’s tax returns paid to PricewaterhouseCoopers LLP for only the Fund included in this report under Item 1.

(d)	2005 $0
2006 $0

(e)(1)          The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2005 0%
2006 0%

(f) Not applicable.

(g)	2005 $24,272
2006 $7,574

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                   March 5, 2007

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   March 5, 2007

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                   March 5, 2007

* Print the name and title of each signing officer under his or her signature.